Exhibit (g)(12)

Form of Appendix A

As of [    ], 2021, this Appendix A forms a part of the Amended, Restated, and Consolidated Delegation Agreement dated as of January 1, 2008 (the “Consolidated Agreement”) between State Street Bank and Trust Company, the MassMutual Select Cayman Global Allocation Fund I, Ltd., and each of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II. As of [    ], 2021, this Appendix A supersedes any previous versions of said Appendix.

MASSMUTUAL SELECT FUNDS

MassMutual RetireSMARTSM 2020 Fund
MassMutual RetireSMARTSM 2025 Fund
MassMutual RetireSMARTSM 2030 Fund
MassMutual RetireSMARTSM 2035 Fund
MassMutual RetireSMARTSM 2040 Fund
MassMutual RetireSMARTSM 2045 Fund
MassMutual RetireSMARTSM 2050 Fund
MassMutual RetireSMARTSM 2055 Fund MassMutual RetireSMARTSM 2060 Fund
MassMutual RetireSMARTSM In Retirement Fund
MassMutual Select 20/80 Allocation Fund
MassMutual Select 40/60 Allocation Fund
MassMutual Select 60/40 Allocation Fund
MassMutual Select 80/20 Allocation Fund
MassMutual Select BlackRock Global Allocation Fund
MassMutual Select Blue Chip Growth Fund
MassMutual Select Diversified Value Fund
MassMutual Select Equity Opportunities Fund
MassMutual Select Fundamental Growth Fund
MassMutual Select Fundamental Value Fund
MassMutual Select Growth Opportunities Fund
MassMutual Select Mid Cap Growth Fund
MassMutual Select Mid-Cap Value Fund
MassMutual Select Overseas Fund
MassMutual Select Small Cap Growth Equity Fund
MassMutual Select Small Cap Value Equity Fund
MassMutual Select Small Company Value Fund
MassMutual Select Strategic Bond Fund
MassMutual Select Total Return Bond Fund
MM MSCI EAFE® International Index Fund
MM Russell 2000® Small Cap Index Fund
MM S&P 500® Index Fund
MM S&P® Mid Cap Index Fund
MM Select Equity Asset Fund
MassMutual Select T. Rowe Price Retirement Balanced Fund
MassMutual Select T. Rowe Price Retirement 2005 Fund
MassMutual Select T. Rowe Price Retirement 2010 Fund

MassMutual Select T. Rowe Price Retirement 2015 Fund
MassMutual Select T. Rowe Price Retirement 2020 Fund
MassMutual Select T. Rowe Price Retirement 2025 Fund
MassMutual Select T. Rowe Price Retirement 2030 Fund
MassMutual Select T. Rowe Price Retirement 2035 Fund
MassMutual Select T. Rowe Price Retirement 2040 Fund
MassMutual Select T. Rowe Price Retirement 2045 Fund
MassMutual Select T. Rowe Price Retirement 2050 Fund
MassMutual Select T. Rowe Price Retirement 2055 Fund
MassMutual Select T. Rowe Price Retirement 2060 Fund
MassMutual Select T. Rowe Price Bond Asset Fund
MassMutual Select T. Rowe Price Emerging Markets Bond Fund
MassMutual Select T. Rowe Price International Equity Fund
MassMutual Select T. Rowe Price Large Cap Blend Fund
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
MassMutual Select T. Rowe Price Real Assets Fund
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
MassMutual Select T. Rowe Price U. S. Treasury Long-Term Index Fund

MASSMUTUAL PREMIER FUNDS

MassMutual Premier Balanced Fund
MassMutual Premier Core Bond Fund
MassMutual Premier Disciplined Growth Fund
MassMutual Premier Disciplined Value Fund
MassMutual Premier Diversified Bond Fund
MassMutual Premier Global Fund
MassMutual Premier High Yield Fund
MassMutual Premier Inflation-Protected and Income Fund
MassMutual Premier International Equity Fund
MassMutual Premier Main Street Fund
MassMutual Premier Short-Duration Bond Fund
MassMutual Premier Small Cap Opportunities Fund
MassMutual Premier Strategic Emerging Markets Fund
MassMutual Premier U.S. Government Money Market Fund

MML SERIES INVESTMENT FUND

MML Aggressive Allocation Fund
MML American Funds Core Allocation Fund
MML American Funds Growth Fund
MML American Funds International Fund
MML Balanced Allocation Fund
MML Blue Chip Growth Fund
MML Conservative Allocation Fund
MML Equity Income Fund
MML Equity Index Fund
MML Focused Equity Fund
MML Foreign Fund
MML Fundamental Equity Fund
MML Fundamental Value Fund
MML Global Fund
MML Growth Allocation Fund
MML Growth & Income Fund
MML Income & Growth Fund
MML International Equity Fund

MML Large Cap Growth Fund
MML Managed Volatility Fund
MML Mid Cap Growth Fund
MML Mid Cap Value Fund
MML Moderate Allocation Fund
MML Small Cap Growth Equity Fund
MML Small Company Value Fund
MML Small/Mid Cap Value Fund
MML Total Return Bond Fund

MML SERIES INVESTMENT FUND II

MML Blend Fund
MML Dynamic Bond Fund
MML Equity Fund
MML Equity Momentum Fund
MML Equity Rotation Fund
MML High Yield Fund
MML Inflation-Protected and Income Fund
MML iShares® 60/40 Allocation Fund MML iShares® 80/20 Allocation Fund MML Managed Bond Fund
MML Short-Duration Bond Fund
MML Small Cap Equity Fund
MML Special Situations Fund
MML Strategic Emerging Markets Fund
MML U.S. Government Money Market Fund

MASSMUTUAL SELECT CAYMAN GLOBAL ALLOCATION FUND I, LTD.

MASSMUTUAL SELECT FUNDS	STATE STREET BANK AND TRUST COMPANY

By:	By:
Name: Renee Hitchcock	Name: Andrew Erickson
Title: CFO and Treasurer	Title: Executive Vice President

MASSMUTUAL PREMIER FUNDS

By:
Name: Renee Hitchcock
Title: CFO and Treasurer

MML SERIES INVESTMENT FUND

By:
Name: Renee Hitchcock
Title: CFO and Treasurer

MML SERIES INVESTMENT FUND II

By:
Name: Renee Hitchcock
Title: CFO and Treasurer

MASSMUTUAL SELECT CAYMAN GLOBAL

ALLOCATION FUND I, LTD.

By:
Name: Jason Marino
Title: Director